                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                                   ----------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report(Date of earliest event reported) JANUARY 31, 1997



                             NORTON MCNAUGHTON, INC.
             (Exact name of registrant as specified in its charter)





            DELAWARE                         0-23440            13-3747173
  (State or other jurisdiction           (Commission File    (I.R.S. Employer
of incorporation or organization)             Number)        Identification No.)






                      463 SEVENTH AVENUE
                         NEW YORK, N.Y.                                  10018
            (Address of principal executive offices)                  (Zip Code)





       Registrant's telephone number, including area code: (212) 947-2960

ITEM 5.  OTHER EVENTS

Reference is made to the press release issued on January 30, 1997, attached hereto as Exhibit 99.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTON MCNAUGHTON, INC.
                                             -----------------------
                                                   (Registrant)


Date: January 31, 1997                       By: /s/ Sanford Greenberg
                                                 -------------------------------
                                                 SANFORD GREENBERG
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                 (Principal Executive and
                                                 Operating Officer)

                                        3